SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 30, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2002, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-HF1)

       Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-82904 (CommissionFile Number)	74-2440850 (I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:  (212) 526-7000

                                         None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2002-HF1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $746,863,000 aggregate principal amount of Class A, Class A-IO, Class M1, Class M2 and Class M3 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-HF1 on May 30, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2002, as supplemented by the Prospectus Supplement dated May 23, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The "Certificates" consist of the following classes: Class A, Class A-IO, Class M1, Class M2, Class M3, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $773,952,406 as of May 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated May 23, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Household Finance Corporation, as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Stanley Labanowski

       Name: Stanley Labanowski

       Title:   Vice President

Dated:  May 30, 2002

EXHIBIT INDEX

Exhibit No.	Description	Page No.

1.1	Terms Agreement, dated May 23, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.
4.1

Trust Agreement, dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.
99.2	Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Household Finance Corporation, as Servicer.